SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

          SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  X
Filed by a Party other than the Registrant

Check the appropriate box:
 X Preliminary Proxy Statement     Confidential, for Use of the
   Definitive Proxy Statement      Commission Only (as permitted
   Definitive Additional Materials by Rule 14a-6(e)(2))
   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AMERICAN INDUSTRIAL PROPERTIES REIT
(Name of Registrant as Specified in Its Charter)

                        Not Applicable
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
 X   $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
     Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to
          Exchange Act Rule 0-11:

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     Fee paid previously with preliminary materials.


     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:


               AMERICAN INDUSTRIAL PROPERTIES REIT
                       6220 North Beltline
                            Suite 205
                      Irving, Texas  75063
                         (972) 550-6053
                           __________
                         PROXY STATEMENT
                           ___________
                 ANNUAL MEETING OF SHAREHOLDERS
                  Wednesday, December 18, 1996


      This Proxy Statement is furnished in connection with the solicitation of Proxies by the Trust Managers of American Industrial Properties REIT, a Texas real estate investment trust (the "Trust"), for use at the Annual Meeting of Shareholders to be held at 6220 North Beltline, Suite 202, Irving, Texas at 9:00 a.m. Dallas time on Wednesday, December 18, 1996. Accompanying this Proxy Statement is the Proxy for the Annual Meeting, which you may use to indicate your vote as to each of the proposals described in this Proxy Statement. This Proxy Statement and the accompanying Proxy are first being mailed to shareholders on or about November 14, 1995. The Annual Report outlining the Trust's operations for the fiscal year ended December 31, 1995 (the "Annual Report") was mailed to shareholders on or about August 5, 1996.

      The close of business on Wednesday, November 13, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the record date, the Trust had outstanding
9,075,400 Shares of Beneficial Interest, $0.10 par value (the "Shares"), the only outstanding voting security of the Trust. A shareholder is entitled to cast one vote for each Share held on the record date on all matters to be considered at the Annual Meeting.

      At the Annual Meeting, action will be taken to (i) elect three Trust Managers to hold office until their successors, if any, are duly elected and qualified at the next annual meeting, and (ii) ratify the selection of Ernst & Young as independent auditors for the Trust for the fiscal year ended December 31, 1996 (the "1996 Fiscal Year").

      Shareholders are urged to sign the accompanying Proxy, and after reviewing the information contained in this Proxy Statement and in the Annual Report, to return the Proxy in the envelope enclosed for that purpose. Valid Proxies will be voted at the Annual Meeting and at any adjournments thereof in the manner specified therein. If no direction is given, but the Proxy is validly executed, such Proxy will be voted FOR the election of the nominees for Trust Manager set forth in this Proxy Statement and FOR the ratification of the selection of Ernst & Young as independent auditors for the Trust for the 1996 Fiscal Year. In their discretion, the persons authorized under the proxies will vote upon such other business as may properly come before the meeting.

     A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Trust at its principal executive office a written notice of revocation or by submitting a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her Shares in person.

      The holders of a majority of the Shares issued and outstanding and entitled to vote, present in person or represented by Proxy (4,537,701 Shares), shall constitute a quorum for the transaction of business at the Annual Meeting. If such quorum should not be present at the Annual Meeting, the Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting until a quorum shall be present.

      Abstentions and broker non-votes (where a nominee holding Shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) will be included in the determination of the number of Shares present at the Annual Meeting for quorum purposes. Abstentions and broker non-votes will have the same effect as a vote against the proposals. Failure to return the Proxy or failure to vote at the annual meeting will have the same effect as a vote against the proposals.

      The Trust's principal executive offices are located at 6220
North Beltline, Suite 205, Irving, Texas 75063.

                          PROPOSAL ONE
                   ELECTION OF TRUST MANAGERS

      The number of Trust Managers to be elected at the Annual Meeting is three. Each shareholder is entitled to cast one vote for each Share held on the record date. The affirmative vote of a majority of the outstanding Shares entitled to vote (4,537,701 Shares) and present in person or by proxy is required to elect Messrs. Bricker and Wolcott, who have been previously elected as Trust Managers by the shareholders of the Trust. The affirmative vote of two-thirds of the outstanding Shares entitled to vote (6,050,267 Shares) is required to elect Robert E. Giles, who has not been previously elected as a Trust Manager by the Shareholders of the Trust. Each nominee is presently a Trust Manager and was appointed from time to time as indicated below.

      The following information as of November 1, 1996 is submitted concerning the nominees named for election as Trust
Managers:


                             Trust Manager
Name                   Age   Since
William H. Bricker     64    September 1985

Charles W. Wolcott     43    August 1993

Robert E. Giles        48    March 1996


      The  following  information with respect to  the  principal
occupation   or  employment,  other  affiliations  and   business
experience of each nominee during the last five years has been furnished to the Trust by each such nominee:

      William H. Bricker has served as a Trust Manager of the Trust since its inception in September 1985. Mr. Bricker has served as President of D.S. Energy Services Incorporated and has consulted in the energy field and on international trade since 1987. In May 1987, Mr. Bricker retired as the Chairman and Chief Executive Officer of Diamond Shamrock Corporation where he held various management positions from 1969 through May 1987. Mr. Bricker is a director of the LTV Corporation, the Eltech Systems Corporation and the National Paralysis Foundation. He received his Bachelor of Science and Master of Science degrees from Michigan State University.

      Charles W. Wolcott has served as a Trust Manager since August 1993 and as President and Chief Executive Officer of the Trust since May 1993. For the six months immediately prior to his appointment as President of the Trust, Mr. Wolcott was engaged in developing various personal business enterprises. Mr. Wolcott was President and Chief Executive Officer of Trammell Crow Asset Services, Inc., a real estate asset and portfolio management affiliate of Trammell Crow Company, from 1990 to 1992. He served as Vice President and Chief Financial and Operating Officer of the Trust from 1988 to 1990. From 1988 to 1990, Mr. Wolcott was a partner in Trammell Crow Ventures Operating Partnership. Prior to joining the Trammell Crow Company in 1984, Mr. Wolcott was President of Wolcott Corporation, a firm engaged in the development and management of commercial real estate properties. Mr. Wolcott graduated from the University of Texas at Austin in 1975 with a Bachelor of Science degree and received a Master of Business Administration degree from Harvard University in 1977.

      Robert E. Giles has served as a Trust Manager since March 1996, when he was appointed as an independent Trust Manager. Mr. Giles has over twelve years of experience in the acquisition, disposition and development of real estate assets. Mr. Giles is the president of Robert E. Giles Interests, Inc., an international real estate development firm based in Houston, Texas. Prior to establishing his own company, Mr. Giles served as President and Director of National Loan Bank from 1990 to 1994, and was most recently engaged in a joint venture with Goldman, Sachs & Co. managing the marketing of approximately $2.3 billion of real estate assets in 43 states. Mr. Giles received his Bachelor of Arts degree from University of Texas - Austin in 1970 and received a Master of Arts degree from University of Texas - Arlington in 1973.

      If the requisite vote is not obtained with respect to the election of Messrs. Bricker and Wolcott, they will nonetheless continue in their capacities as the existing Trust Managers of the Trust. The Trust Managers will hold office until their successors, if any, are duly elected and qualified at the next annual meeting.

     The Trust Managers have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a Trust Manager, and if the Trust Managers designate a substitute nominee, the persons named in the accompanying Proxy will vote for the substitute nominee designated by the Trust Managers, unless a contrary instruction is given in the Proxy. The Trust Managers did not appoint a nominating committee to nominate Trust Managers for election.

      No family relationship exists among any of the Trust Managers or executive officers of the Trust. No arrangement or understanding exists between any Trust Manager or executive officer or any other person pursuant to which any Trust Manager or executive officer was selected as a Trust Manager or executive officer of the Trust.

      Fourteen regularly scheduled or special Trust Manager meetings were held during the fiscal year ended December 31, 1995 (the "1995 Fiscal Year"). Messrs. Bricker and Wolcott attended 100% of all 1995 Fiscal Year Trust Manager and Trust Manager committee meetings.

      During the past ten years, neither Messrs. Bricker, Wolcott nor Giles has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

     Share purchases by Charles Wolcott during the past two years are as follows:

                 Number of
Date             Shares         Price per
Purchased        Purchased      Share        Total

9/16-24/94       35,000         $1.375       $48,125.00

4/26/95          5,000          $1.375       $6,875.00

Total            40,000                      $55,000.00

      Neither Messrs. Bricker, Wolcott nor Giles is or was ever a party to any contract, arrangements or understandings with any person with respect to any securities of the Trust, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guaranties against loss or guaranties of profit, division of losses or profits, or the giving or withholding of proxies.

      Neither Messrs. Bricker, Wolcott nor Giles has ever engaged in any transaction or series of similar transactions, or is a party to any currently proposed transaction or series of similar transactions, to which the Trust was or is to be a party, in which the amount involved exceeds $60,000.

       Neither  Messrs.  Bricker,  Wolcott  nor  Giles  has   any
arrangement or understanding with any person with respect to any future employment by the Trust or with respect to any future transactions to which the Trust will or may be a party.

     Neither Messrs. Bricker, Wolcott nor Giles has been indebted to the Trust at any time.

      The Trust Managers unanimously recommend that shareholders vote FOR the election of the Trust Managers as set forth in Proposal One.

                          PROPOSAL TWO

              RATIFICATION OF INDEPENDENT AUDITORS

      The shareholders are asked to ratify the appointment by the Trust Managers of Ernst & Young as the Trust's independent auditors for the 1996 Fiscal Year. The selection was based upon the recommendation of the Audit Committee.

      Effective May 24, 1994, the Trust dismissed its prior independent auditors, Kenneth Leventhal & Company and retained as its new independent auditors, Ernst & Young. Kenneth Leventhal & Company's Independent Auditors' Report on the Trust's financial statements for fiscal year ended December 31, 1993 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change independent auditors was recommended by the Audit Committee of the Trust
Managers and approved by the Trust Managers on May 24, 1994. During the 1993 Fiscal Year and through May 24, 1994, there were no disagreements between the Trust and Kenneth Leventhal & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kenneth Leventhal & Company, would have caused it to make reference to the subject matter of the disagreements in connection with the report. In May 1995, Kenneth Leventhal & Company merged with Ernst & Young.

      During  the 1993 Fiscal Year and through May 24, 1994,  the
Trust did not consult Ernst & Young regarding the application of accounting principles to a specified transaction or any audit opinion.

      Representatives  of Ernst & Young will be  present  at  the
Annual   Meeting   to  respond  to  appropriate  questions   from
shareholders and to make a statement if they desire.

      Adoption of this proposal requires approval by the holders of a majority of the Shares present in person or represented by proxy, and entitled to vote at the Annual Meeting.

      The Trust Managers unanimously recommend that shareholders vote FOR the ratification of the appointment of Ernst & Young as the Trust's independent auditors for the 1995 Fiscal Year.

                           MANAGEMENT

Executive Officers

      Set forth below is information regarding the names and ages of the executive officers of the Trust (each of whom serves at the pleasure of the Trust Managers), all positions held with the Trust by each individual, and a description of the business experience of each individual for at least the past five years.

         Name          Age
                                             Title
                             Trust Manager, President and Chief
Charles W. Wolcott     43    Executive Officer
                             Vice President and Chief Financial
Marc A. Simpson        42    Officer, Secretary and Treasurer
                             Vice President and Chief Operating
David B. Warner        38    Officer

     Information regarding the business experience of Mr. Wolcott is provided under "Proposal One -- Election of Trust Managers."

      Marc A. Simpson has served as Vice President and Chief Financial Officer, Secretary and Treasurer of the Trust since March 1994. From November 1989 through March 1994, Mr. Simpson was a Manager in the Financial Advisory Services Group of Coopers & Lybrand. Prior to that time, he served as Controller of Pacific Realty Corp., a real estate development company. Mr. Simpson graduated with a Bachelor of Business Administration from Midwestern State University in 1978, and received a Masters of Business Administration from Southern Methodist University in 1990.

      David B. Warner has served as Vice President and Chief Operating Officer of the Trust since May 1993. From 1989 through the date he accepted a position with the Trust, Mr. Warner was Director of the Equity Investment Group for the Prudential Realty Group. From 1985 to 1989, he served in the Real Estate Banking Group of NCNB Texas National Bank. Mr. Warner graduated from the University of Texas at Austin in 1981 with a Bachelor of Business Administration and received a Masters of Business Administration from the same institution in 1984.

Committees of the Trust Managers

      Audit Committee. The Audit Committee of the Trust Managers met once during the 1995 Fiscal Year. The Audit Committee reviews and approves the scope and results of any outside audit of the Trust, and the fees therefor, and makes recommendations to the Trust Managers or management concerning auditing and accounting matters and the efficacy of the Trust's internal
control   systems.   The  Audit  Committee  selects   independent
auditors subject to the approval of the shareholders at the annual meeting. Mr. Bricker was the sole member of the Audit Committee during the 1995 Fiscal Year.

      Compensation Committee. The Compensation Committee met three times during the 1995 Fiscal Year. The Compensation Committee establishes guidelines for compensation and benefits of the executive officers of the Trust based upon achievement of objectives and other factors. The Compensation Committee is also responsible for acting upon all matters concerning, and exercising such authority as is delegated to it under the provisions of, any benefit, retirement or pension plan. Mr. Bricker was the sole member of the Compensation Committee during the 1995 Fiscal Year.

Election Of Trust Managers And Executive Officers

      Trust Managers are elected at each annual meeting of the shareholders of the Trust and hold office until their successors have been duly elected and qualified, or until their earlier death or resignation. Executive officers serve at the discretion of the Trust Managers.


Executive and Trust Manager Compensation

      The following table summarizes the compensation paid by the
Trust   to  the  executive  officers  of  the  Trust  since   the
commencement of their respective employment with the Trust through the year ended December 31, 1994:

                   SUMMARY COMPENSATION TABLE

                                      Annual Compensation
Name and
Principal     Fiscal      Salary       Bonus (1)      Other (2)
Position       Year
Charles   W.   1995    $189,000       $72,000  (5)    $7,040 (7)
Wolcott        1994     180,000        62,100  (6)     7,222 (8)
President      1993     115,000  (1)   50,000          4,463
and CEO
Marc A.        1995    $105,000       $40,000  (5)    $6,838  (7)
Simpson        1994      81,859  (2)   34,500  (6)     4,095  (8)
Vice           1993         (3)           (3)            (3)
President
and CFO,
Secretary
and
Treasurer
David B.     1995      $100,000       $43,000  (5)    6,312  (7)
Warner       1994        92,000        34,500  (6)    4,429  (8)
Vice         1993           (4)           (4)           (4)
President
and COO
__________
(1)  Mr. Wolcott's annualized salary for 1993 was $150,000.
(2)  Mr. Simpson's annualized salary for 1994 was $100,000.
(3)  Mr. Simpson was not employed by the Trust in 1993.
(4)   Mr.  Warner's  salary and bonus for  1993  did  not  exceed
$100,000.
(5)  Represents bonus payments for 1995 paid in January 1996.
(6)  Represents bonus payments for 1994 paid in February 1995.
(7) Represents the Trust's contribution to the Retirement and Profit Sharing Plan in January 1996.
(8) Represents the Trust's contribution to the Retirement and Profit Sharing Plan paid in February 1995.

  In 1995, the Trust paid its non-employee Trust Managers an annual fee of $20,000 plus $1,000 for each Trust Manager or committee meeting attended in person. In addition, the Trust Managers are reimbursed for their expenses incurred in connection with their duties as Trust Managers. In addition to the annual fee, Mr. Bricker received $17,000 in 1995 for attendance at Trust Manager and committee meetings. Mr. Wolcott did not receive any compensation for his services as a Trust Manager.

401(k) Plan

  The Trust has adopted a Retirement and Profit Sharing Plan (the "Profit Sharing Plan") for the benefit of employees of the Trust. Employees who were employed by the Trust on November 1, 1993, and who have attained the age of 21 are immediately eligible to participate in the Profit Sharing Plan. All other employees of the Trust are eligible to participate in the Plan after they have completed six months of service with the Trust and attained the age of 21.

  Each participant may make contributions to the Profit Sharing Plan by means of a pre-tax salary deferral which may not be more than 15% of the employee's compensation. The Trust will contribute, on behalf of each non-highly compensated employee and non-key employee who is actively employed on the last day of each plan year, a special discretionary contribution equal to a percentage of such employee's compensation, which will be determined each year by the Trust. The Internal Revenue Code limits the annual amount of salary deferrals that may be made by any employee.

  An employee's salary deferral contribution will always be 100% vested and nonforfeitable, although such contributions will be affected by any investment gains or losses to the Profit Sharing Plan. In general, in the event of retirement, death or disability, 100% of a participating employee's account would be available for distribution to either the employee or such employee's beneficiary, as applicable. The Trust Managers may amend the Profit Sharing Plan at any time. In no event, however, may any amendment (i) authorize or permit any part of the Profit Sharing Plan assets to be used for purposes other than the exclusive benefit of participating employees or their beneficiaries, or (ii) cause any reduction in the amount credited to each participating employee's account. Likewise, the Trust Managers have the right to terminate the Profit Sharing Plan at any time. In the event of such termination, all amounts credited to each employee's account will continue to be 100% vested. A complete discontinuance of contributions to the Profit Sharing Plan by the Trust will also constitute an event of termination of the Profit Sharing Plan.

              REPORT OF THE COMPENSATION COMMITTEE
                    ON EXECUTIVE COMPENSATION

  Compensation for the executive officers of the Trust is administered under the direction of the Compensation Committee of the Trust Managers. The following is the Compensation Committee's report, in its role as reviewer of the Trust's pay programs, on 1995 compensation practices for the executive officers of the Trust. The report and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

   Base Salary. The Compensation Committee determines base salaries for executive officers by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other real estate investment trusts, to historical levels of salary paid by the Trust, and to recommendations of Kenneth Leventhal & Company as independent compensation consultants to the Trust. Salary adjustments are based on a periodic evaluation of the performance of the Trust and of each executive officer, and also take into account new responsibilities as well as changes in the competitive marketplace. Mr. Wolcott, who has served as President and Chief Executive Officer of the Trust since the commencement of his employment with the Trust on May 23, 1993 through December 31, 1995, received a base salary of $189,000 for the 1995 Fiscal Year. Base compensation levels for the Trust for the 1995 Fiscal Year were below the REIT industry as a whole, which was consistent with the Trust's desire to bring its operating performance up to the standards of the REIT industry and to focus on the incentive portion of compensation during a period of repositioning the Trust's operations.

  Performance-Based Bonus Plan. Each year, in order to encourage the accomplishment of the short-term goals of the Trust, the Compensation Committee reviews and approves a performance-based bonus plan for executive officers and other employees of the Trust based in part on increases in Funds From Operations ("FFO") per Share as defined by the National Association of Real Estate Investment Trusts ("NAREIT"). The Compensation Committee believes that the most direct measurement of the Trust's success is through its FFO. As such, each executive officer was eligible in 1995 to receive a bonus of up to 25% of his base salary based on specified improvements in FFO. In addition to the FFO-related bonus, each executive officer was eligible to receive a bonus of up to 15% of his base salary for achievement of specific goals established by the Compensation Committee. Each employee of the Trust is eligible to receive a merit bonus of up to 10% of his or her base salary in the discretion of the Compensation Committee, based strictly on individual performance. With respect to the 1995 Fiscal Year, the Compensation Committee awarded a $72,000 bonus to Mr. Wolcott, a $43,000 bonus to Mr. Warner and a $40,000 bonus to Mr. Simpson.

  On March 13, 1996, the Trust entered into Bonus and Severance Agreements with each of Messrs. Wolcott, Simpson and Warner. These agreements formalized the Trust's policy of providing an annual incentive bonus of up to fifty percent of the employee's base salary upon the achievement of certain objectives established by the Compensation Committee. In addition, the agreements generally provide that if the employee is terminated within one year after a Change in Control (as defined), the employee will be entitled to receive an amount equal to one times the employee's annual base salary, continuation of health and welfare benefits for up to one year and the prorated amount of any annual incentive bonus earned through the date of termination. The agreements are effective through March 13, 1999.

   Other Compensation. Other compensation payable to the executives of the Trust includes contributions to the Employee Retirement and Profit Sharing Plan of the Trust and insurance premiums paid by the Trust under the Medical, Dental and Long-Term Disability Plan. See "Management -- 401(k) Plan".

                                     1995 Compensation Committee,

                                               William H. Bricker


                        PERFORMANCE GRAPH

  The rules and regulations of the Securities and Exchange Commission require the presentation of a line graph comparing, over a period of five years, the cumulative total shareholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by the Trust. The chart below compares the performance of the Shares with the performance of the Standard & Poors 500 Index and the NAREIT Equity REIT Index. The comparison assumes $100 was invested on December 31, 1990 in the Shares and in each of the foregoing indices and assumes reinvestment of dividends.

                        [GRAPH GOES HERE]
Following is table which details information provided by graph.

       COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN


                Dec.     Dec.      Dec.     Dec.     Dec.     Dec.
                1990     1991      1992     1993     1994     1995

S&P 500 Index  100.00   130.55    140.56    154.6   156.63   215.25

NARIET Equity
Without
Healthcare
Index          100.00   129.42    156.16   185.37   190.91   218.04

AIP REIT       100.00   86.31     101.56   122.29    74.73   110.75


            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                      OWNERS AND MANAGEMENT

 The following table sets forth certain information regarding the beneficial ownership of Shares by (i) each Trust Manager and each nominee for Trust Manager, (ii) the Trust's Chief Executive Officer and each executive officer of the Trust, and (iii) all Trust Managers and executive officers of the Trust as a group, and, to the Trust's knowledge, by any person owning beneficially more than 5% of the outstanding shares of such class, in each case at November 1, 1996. Each person named in the table has sole voting and investment power with respect to all Shares shown as beneficially owned by such person.

                                  Amount and
Beneficial Owner                    Nature
                                 of Beneficial     Percentage
                                   Ownership         of Class
William H. Bricker              2,000            *
Robert E. Giles                 -0-              0%
Charles W. Wolcott              55,500           *
Marc A. Simpson                 10,500           *
David B. Warner                 4,000            *
Pure World, Inc.
  c/o Natalie I. Koether
  P.O. Box 97
  Far Hills, NJ  07931          907,000          9.994%(1)
Black Bear Realty, Ltd.
  7001 Center Street
  Mentor, Ohio 44060            910,800          10.036%(2)
All Trust Managers and
executive officers as a group
(four persons)                  72,000           *

______________
*Ownership is less than 1% of outstanding Shares.
(1) This information was obtained from the Schedule 14A preliminary proxy statement filed by Pure World, Inc. with the Securities and Exchange Commission ("SEC") on October 30, 1996.
(2) Information obtained from Amendment No. 5 to Schedule 13D of Black Bear Realty, Ltd., Richard M. Osborne Trust, Christopher L. Jarratt and Jarratt Associates, Inc. filed with the SEC on January 10, 1996.

        COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

  Based solely upon a review of Forms 3, 4 and 5 furnished to the Trust with respect to the 1994 Fiscal Year, no person failed to disclose on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

                    PROPOSALS BY SHAREHOLDERS

 A proper proposal submitted by a shareholder for presentation at the Trust's 1996 Annual Meeting and received at the Trust's principal executive office no later than July 16, 1996 will be included in the Proxy Statement and Proxy related to the 1996 Annual Meeting.

                          OTHER MATTERS

  The Trust Managers have been notified that Pure World, Inc. currently intends to propose (1) to remove the Trust Managers and subsequently seek to have a federal court appoint a receiver for the Trust, and (2) to prevent the re-election of the Trust Managers at the Annual Meeting.. Detailed information will be the responsibility of Pure World, Inc. with respect to their proposal. The Trust does not believe that Pure World, Inc.'s Proposal No. 1 is legally valid under the Texas Real Estate Investment Trust Act (the "Act"). As a federal court has previously ruled, under the Act, Trust Managers remain in office until their successors are elected. Pure World, Inc.'s proposal to remove the Trust Managers without electing new Trust Managers does not, in the opinion of the Trust, comport with the legal requirements of the Act. Likewise, the Trust believes that Pure World, Inc.'s Proposal No. 2 is without force and effect for the same reasons.

  The Trust Managers are aware of no other matter that will be presented for action at the Annual Meeting. If such proposals or any other matters requiring a vote of the shareholders properly comes before the Annual Meeting, the persons authorized under the Proxies will vote and act according to their best judgment.

                            EXPENSES

  The expense of preparing, printing and mailing proxy materials to the Trust's shareholders will be borne by the Trust. The Trust has engaged the firms of Corporate Investor Communications, Inc. and Proveaux, Stephen & Spencer, Inc. to assist in the solicitation of proxies from shareholders. Proxies on the TRUST'S BLUE PROXY CARD are being solicited by the Trust Managers of the Trust. The business address of Mr. Wolcott, the President and CEO of the Trust, is 6220 North Beltline, Suite 205, Irving, Texas 75063. The business address of Mr. Bricker, a Trust Manager of the Trust, is 16475 Dallas Parkway, Suite 350, Dallas, Texas 75248. The business address of Mr. Giles is 3040 Post Oak Boulevard, Suite 315, Houston, Texas 77056. Proxies may also be solicited personally or by telephone by officers and employees of the Trust, none of whom will receive additional compensation therefor. In addition to mailing this material to Trust shareholders, the Trust has asked banks and brokers to forward copies to persons for whom they hold stock of the Trust and to request authority for execution of the proxies. The Trust will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. The expense of preparing, printing and mailing the Proxy Statement and all supplemental materials, as well as the cost of the solicitors and attorneys, anticipated to be approximately $80,000, will be borne by the Trust. Of these expenses, the estimated fees for Corporate Investor Communications, Inc. are $25,000 and for Proveaux, Stephen & Spencer, Inc. are $6,000. Both parties will be reimbursed for reasonable out-of-pocket expenses. To date, the Trust has not spent any amount of the anticipated expenses.

                  ANNUAL REPORT TO SHAREHOLDERS

  The Trust's Annual Report (which does not form a part of the proxy solicitation material) containing audited financial statements was mailed on or about August 5, 1996 to all shareholders of record as of August 1, 1996. A copy of the Trust's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, will be furnished to shareholders, without exhibits and without charge, upon written request to:
Investor Relations, American Industrial Properties REIT, 6220 N. Beltline Road, Suite 205, Irving, Texas 75063.


                          **IMPORTANT**

     Be  sure  to vote only on the TRUST'S BLUE PROXY  CARD.   WE
     URGE  YOU NOT TO SIGN ANY WHITE PROXY CARDS YOU RECEIVE FROM
     PURE WORLD, PAUL KOETHER OR THEIR ASSOCIATES.

     If your shares are held in "street name," only your broker or banker can vote your shares and only upon receipt of your specific instructions. Please return the TRUST'S BLUE PROXY CARD in the envelope provided or contact the person responsible for your account and instruct that individual to vote the TRUST'S BLUE PROXY CARD on your behalf today.

     If you have executed Pure World's white proxy card you have every right to change your vote by signing, dating and returning the TRUST'S BLUE PROXY CARD. Any proxy may be revoked by a later-dated proxy. Only your latest dated proxy will count at the Annual Meeting of Shareholders.

     If you have any questions or need assistance in voting your shares, please feel free to contact me, Charles Wolcott, at our toll-free number, 1-800-550-6053, or contact Corporate
     Investor Communications at 1-800-346-7885.

     If you do not indicate how your shares should be voted, the Proxy will be voted AGAINST Pure World Inc.'s proposals and in the discretion of the proxies with respect to all other matters that may properly come before the meeting.

Wording of Proxy Card follows:

               AMERICAN INDUSTRIAL PROPERTIES REIT
   This Proxy is Solicited on Behalf of the Trust Managers of
               American Industrial Properties REIT
           Annual Meeting to be held December 18, 1996

P    The undersigned hereby appoints William H. Bricker,
R    Robert E.Giles and Charles W. Wolcott, and each of
O    them, as Proxies,each with the power to appoint his
X    substitute, and hereby authorizes them to represent
Y and vote all of the undersigned's Shares of Beneficial Interest in the Trust, held of record on November 13, 1996, at the Annual Meeting of Shareholders to be held on December 18, 1996 or at any postponements or adjournments thereof, on the proposals set forth on the reverse side, as directed.

     This Proxy, when properly executed, will be voted in the manner described above. If no direction is made, this Proxy will be voted FOR the first and second proposals. The Proxies will vote with respect to the third proposal according to their best judgment. Please sign exactly as your name appears on your Share certificate. When Shares are held in more than one name, all parties should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.


-----------------------------------------------------------------

1.   Election of Trust Managers*   FOR       WITHHOLD AUTHORITY
                                   /  /      /  /

                         Nominess: William H. Bricker
                                   Charles W. Wolcott
                                   Robert E. Giles


2.   Ratification of the selection of   FOR  AGAINST   ABSTAIN
     Ernst & Young as independent       /  / /  /           /  /
     auditors.

3.   IN THEIR DISCRETION, THE PROXIES   AGAINST   FOR  ABSTAIN
ARE AUTHORIZED TO VOTE UPON SUCH OTHER  /  /      /  /      /  /
MATTERS AS MAY PROPERLY COME BEFORE THE
ANNUAL MEETING OR ANY POSTPONEMENTS OR
ADJOURNMENTS THEREOF

*    Instruction:  To withhold authority to
vote for any of the above nominees, strike a line through that nominee's name in the list above. To withhold authority to vote for all nominees, mark the "Withhold Authority" box.


By signing and returning this Proxy, the undersigned acknowledges receipt of the
Notice of Annual Meeting and Proxy statement delivered herewith.


Signature of Shareholder           Date


Signature if Shares held           Date
in more than one name

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE
ENCLOSED ENVELOPE.